UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 17, 2009 (February 26, 2009)
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	000-51757	16-1731691
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2001 Bryan Street, Suite 3700
Dallas, Texas 75201
(Address of principal executive offices)
Registrant’s telephone number, including area code: (214) 750-1771
Not Applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
          Contribution Agreement
          On March 17, 2009, Regency Energy Partners LP (“Regency”) announced the completion of the transactions contemplated by the Contribution Agreement (the “Contribution Agreement”) relating to a new joint venture arrangement (the “Haynesville Joint Venture”) among Regency Haynesville Intrastate Gas LLC, a Delaware limited liability company and a wholly owned indirect subsidiary of Regency (“Regency HIG”), General Electric Capital Corporation, a Delaware corporation and an affiliate of GE Energy Financial Services (the “GE Investor”), Alinda Gas Pipeline I, L.P., a Delaware limited partnership (“Alinda Investor 1”), and Alinda Gas Pipeline II, L.P., a Delaware limited partnership (“Alinda Investor 2,” and collectively with Alinda Investor 1, the “Alinda Investors”), which are funds managed by Alinda Capital Partners LLC, an independent private investment firm specializing in investments in infrastructure assets. The Haynesville Joint Venture will be operated through RIGS Haynesville Partnership Co., a general partnership formed under the laws of the State of Delaware (the “Company”). Regency contributed to the Haynesville Joint Venture its Regency Instrastate Gas System (“RIGS”), valued at $400 million, in exchange for a 38% general partnership interest in the Haynesville Joint Venture. The GE Investor and the Alinda Investors contributed $126.5 million and $526.5 million in cash, respectively, to the Haynesville Joint Venture in return for a 12% and a 50% general partnership interest, respectively.

     The joint venture was formed to finance the construction and development of Regency’s previously announced expansion of its existing natural gas pipeline in north Louisiana (the “Haynesville Expansion Project”), and to operate RIGS. The Haynesville Expansion Project will consist of the construction of a 28-mile, 36” Bienville Loop, a 23-mile, 36” Elm Grove Pipeline and a 77-mile, 42” Winnsboro Loop. In connection with the Haynesville Expansion Project, Regency expects to expand the existing pipeline’s interconnects with the Columbia Gulf, Texas Gas, Trunkline and ANR pipelines and expects to add approximately 14,200 horsepower of compression at the Elm Grove and Haughton Stations. In addition, Regency expects to add approximately 1.1 Bcf/d of capacity to the existing pipeline system. Regency has secured commitments from shippers for 925 MMcfd, which is more than 84% of the capacity of the Haynesville Expansion Project, and is in negotiations for the remaining capacity. The agreements are for firm transportation capacity under 10-year contract terms.
          A copy of the Contribution Agreement is attached as Exhibit 10.1 to this Form 8-K and is incorporated by reference to this Item 1.01 as if fully set forth herein. Additional information regarding the Contribution Agreement and the Haynesville Joint Venture can be found in the Current Report on Form 8-K filed by Regency on February 27, 2009.
          Partnership Agreement
          On March 17, 2009, Regency HIG, the GE Investor and the Alinda Investors executed an Amended and Restated General Partnership Agreement (the “Partnership Agreement”) of the Company, in order to define the rights, obligations and relationship of Regency HIG, the GE Investor and the Alinda Investors with respect to the Company. A copy of the Partnership Agreement is attached as Exhibit 10.2 to this Form 8-K and is incorporated by reference to this Item 1.01 as if fully set forth herein. Additional information regarding the Partnership Agreement can be found in the Current Report on Form 8-K filed by Regency on February 27, 2009.
          Master Services Agreement
          On March 17, 2009, the Company entered into a Master Services Agreement (the “Master Services Agreement”) pursuant to which Regency Employees Management LLC, an affiliate of Regency HIG and Regency, will serve as the operator of the Company and will provide all employees and services necessary for the daily operation and management of the Company’s assets. A copy of the Master Services Agreement is attached as Exhibit 10.3 to this Form 8-K and is incorporated by reference to this Item 1.01 as if fully set forth herein. Additional information regarding the Master Services Agreement can be found in the Current Report on Form 8-K filed by Regency on February 27, 2009.

          AMI Agreement
          On March 17, 2009, Regency entered into an Area of Mutual Interest Agreement (the “AMI Agreement”) pursuant to which it will agree to offer the Company the first option to acquire or pursue certain natural gas transportation and storage opportunities identified by Regency in a defined area of northern Louisiana prior to Regency engaging in such opportunities outside of the Company. A copy of the AMI Agreement is attached as Exhibit 10.4 to this Form 8-K and is incorporated by reference to this Item 1.01 as if fully set forth herein. Additional information regarding the Area of Mutual Interest Agreement can be found in the Current Report on Form 8-K filed by Regency on February 27, 2009.
          Credit Agreement Amendment
          On February 26, 2009, Regency Gas Services L.P. (formerly Regency Gas Services LLC, “RGS”), Wachovia Bank, National Association (“Wachovia”), as administrative agent, and the lenders party thereto entered into Amendment Agreement No. 7 (the “Amendment”), effective as of March 17, 2009, to amend that certain Fourth Amended and Restated Credit Agreement, dated as of August 15, 2006 among RGS, Regency, the guarantors party thereto, Wachovia, as administrative agent, and the other agents and lenders party thereto. A copy of the Amendment is attached as Exhibit 10.5 to this Form 8-K and is incorporated by reference to this Item 1.01 as if fully set forth herein. Additional information regarding the Amendment can be found in the Current Report on Form 8-K filed by Regency on February 27, 2009.
          Revolving Credit Facility
          On February 26, 2009, Regency entered into a $45 million unsecured revolving credit agreement with General Electric Capital Corporation, as administrative agent, the lenders party thereto and the guarantors party thereto (the “Revolving Credit Facility”). A copy of the Revolving Credit Facility is filed as Exhibit 10.22 to Regency’s Annual Report on Form 10-K for the year ended December 31, 2008 filed by Regency on March 2, 2009 and is incorporated by reference to this Item 1.01 as if fully set forth herein. Additional information regarding the Revolving Credit Facility can also be found in the Current Report on Form 8-K filed by Regency on February 27, 2009.
          Construction Contract
          On February 24, 2009, RIGS and Price Gregory International, Inc (“PGI”) entered into a Pipeline Construction Contract (the “Construction Contract”), pursuant to which PGI will construct the 36” and 42” pipeline segments of the Haynesville Expansion Project. The Construction Contract is a unit priced contract that provides for a cost per foot to lay the pipeline (including rights-of-way clearing, grading, pipe stringing, welding, backfill, clean-up and other work elements); performance of horizontal directional drills and road bores; and testing, dewatering and cleaning of the pipelines. The Construction Contract also provides for the installation of environmental mitigation measures, mainline valves and launcher & receiver assemblies. The work under the Construction Contract is to start in May 2009 and be completed in the first quarter of 2010. A copy of the Construction Contract is attached as Exhibit 10.7 to this Form 8-K and is incorporated by reference to this Item 1.01 as if fully set forth herein.
The description of each of the agreements set forth herein does not purport to be complete and is qualified in its entirety by reference to the text of such agreements, copies of which are filed as exhibits hereto and are incorporated herein by reference.
ITEM 2.01 Completion of Acquisition or Disposition of Assets
          On March 17, 2009, in connection with the transactions described under Item 1.01 and pursuant to the Contribution Agreement, Regency, through its wholly–owned subsidiary Regency HIG, acquired a 38% general partnership interest in the Company in exchange for contributing all of Regency HIG’s ownership interests in RIGS, valued at $400,000,000, to the Company.

          A copy of the press release issued by Regency announcing Regency’s acquisition of the general partnership interest in the Company and the completion of the transactions described under Item 1.01 is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 2.01 as if fully set forth herein. Additional information regarding this acquisition and the Haynesville Joint Venture can be found in the Current Report on Form 8-K filed by Regency on February 27, 2009 and in the Annual Report on Form 10-K for the year ended December 31, 2008 filed by Regency on March 2, 2009.
ITEM 2.03. Creation of a Direct Financial Obligation
          The disclosure relating to the Credit Agreement Amendment and the Revolving Credit Facility set forth above in Item 1.01 is incorporated by reference herein.
ITEM 7.01. Regulation FD Disclosure.
          A copy of the press release issued by Regency is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
          In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under this heading, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.
ITEM 9.01. Financial Statements and Exhibits
     (b) Pro Forma Financial Information.
          The following information is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:
          (1) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2008 and Unaudited Pro Forma Consolidated Income Statement for the year ended December 31, 2008.
     (d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Contribution Agreement, dated as of February 26, 2009, by and among Regency Haynesville Intrastate Gas LLC, a Delaware limited liability company and a wholly-owned indirect subsidiary of Regency Energy Partners LP, General Electric Capital Corporation, a Delaware corporation and an affiliate of GE Energy Financial Services, Alinda Gas Pipeline I, L.P., a Delaware limited partnership, and Alinda Gas Pipeline II, L.P., a Delaware limited partnership.

10.2	Amended and Restated General Partnership Agreement of RIGS Haynesville Partnership Co., dated as of March 17, 2009.

10.3	Master Services Agreement, dated as of March 17, 2009, by and between RIGS Haynesville Partnership Co., a Delaware general partnership, and Regency Employees Management LLC, a Delaware limited liability company.

10.4	Area of Mutual Interest Agreement, dated as of March 17, 2009, by and among Regency Energy Partners LP, a Delaware limited partnership, RIGS Haynesville Partnership Co., a Delaware general partnership, Regency Haynesville Intrastate Gas LLC, a Delaware limited liability company, Alinda Gas Pipeline I, L.P., a Delaware limited partnership, and Alinda Gas Pipeline II, L.P., a Delaware limited partnership.

10.5	Amendment No. 7 with respect to the Fourth Amended and Restated Credit Agreement, dated as of February 26, 2009, by and among Regency Gas Services LP (formerly Regency Gas Services LLC), a Delaware limited partnership, Regency Energy Partners LP, a Delaware limited partnership, the Subsidiary Guarantors named

Exhibit No.	Description of Exhibit

therein, the various Lender parties thereto, and Wachovia Capital Markets LLC, as administrative agent.

10.6	Revolving Credit Agreement, dated as of February 26, 2009, by and among Regency Energy Partners LP, a Delaware limited partnership, the Guarantors named therein, the various Lender parties thereto, and General Electric Capital Corporation, as administrative agent (incorporated by reference to Exhibit 10.22 to Regency’s Annual Report on Form 10-K for the year ended December 31, 2008 filed by Regency on March 2, 2009).

10.7	Pipeline Construction Contract, dated as of February 24, 2009, by and between Regency Intrastate Gas LP and Price Gregory International, Inc.

99.1	Press Release dated March 17, 2009, announcing completion of Haynesville Joint Venture.

99.2	Unaudited pro forma condensed consolidated financial information.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REGENCY ENERGY PARTNERS LP (Registrant)
	By:	Regency GP LP, its general partner
	By:	Regency GP LLC, its general partner

Date: March 18, 2009	By:	/s/ Dan Fleckman
Dan Fleckman
Executive Vice President Chief Legal Officer